Filed Pursuant to Rule 497(e)

Registration No.: 002-83631

VALIC COMPANY I

Supplement dated January 27, 2026, to the Statement of Additional Information (“SAI”)

dated October 1, 2025, as supplemented to date

At a meeting held on January 21-22, 2026, the Board of Directors (the “Board”) of VALIC Company I decreased the number of directors constituting the entire Board from nine to eight and elected Ms. Erin F. Donnelly as a director to fill an existing vacancy and to serve an indefinite term beginning at the conclusion of the meeting of the Board on January 22, 2026, until her successor is duly elected and qualifies. Accordingly, the following changes to the SAI are effective immediately:

The first table in the section entitled “Management of VC I” is supplemented as follows:

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Interested Director

Erin F. Donnelly[6] 1971	Director	2026–Present	Executive Vice President of Products, Pricing and Investments, Corebridge (2025-Present); Managing Director, Institutional Retirement Product and Distribution, Bank of America, N.A. (2022-2025); Managing Director, Defined Contribution and Health Platforms, Bank of America, N.A. (2019-2021).	36	None.

[6]	Effective January 22, 2026, Ms. Donnelly was elected as an Interested Director to VC I’s Board. Ms. Donnelly is considered to be an Interested Director based on her position with Corebridge.

The fifth sentence of the first paragraph of the subsection entitled “Management of VC I – Leadership Structure of the Board” is deleted in its entirety and replaced with the following:

The Board is presently composed of eight members, seven of whom are Independent Directors.

The subsection entitled “Management of VC I – Board and Committees” is supplemented to include the following information concerning Ms. Donnelly:

Erin F. Donnelly. Ms. Donnelly has served as a Director since 2026. Ms. Donnelly is Executive Vice President of Products, Pricing and Investments for Corebridge. She has over 25 years of experience in the financial services industry. Prior to joining Corebridge, Ms. Donnelly was Managing Director, Institutional Retirement Product and Distribution,

and Managing Director, Defined Contribution and Health Platforms at Bank of America, N.A. Ms. Donnelly has substantial experience serving on non-profit and trade association boards.

The table in the subsection entitled “Management of VC I – Director Ownership of Shares” is supplemented as follows:

Interested Director

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Erin F. Donnelly[3]	$0	$0
[3]	Information as of January 22, 2026.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.